Schedule of Operating Lease Right and Lease Liability (Details) - USD ($)	Jun. 30, 2024	Dec. 31, 2023	Dec. 31, 2022
Right Of Use Assets And Lease Liability
Right-of-use asset, net	$ 1,522,773	$ 1,688,003
Current lease liability	187,834	183,913
Non-current lease liability	1,420,096	1,559,818
Total lease liability	$ 1,607,930	$ 1,743,731
Weighted average remaining lease term	78 months	84 months
Weighted average discount rate	10.00%	10.00%